SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2000


                             EVEREST RE GROUP, LTD.
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               (Exact Name of Registrant as Specified in Charter)
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           Bermuda                      1-13816                Not Applicable
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)
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c/o ABG Financial & Management Services Inc.
       Parker House, Wildey Road
         St. Michael, Barbados                                 Not Applicable
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  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: 246-436-6287


                                 Not Applicable

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          (Former Name or Former Address, if Changed Since Last Report)
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
ITEM 5.  OTHER EVENTS.

COMPLETION OF RESTRUCTURING

         Effective as of 12:01 a.m. on February 24, 2000, Everest Reinsurance Holdings, Inc. ("Everest Re Holdings"), a Delaware corporation, completed a corporate restructuring whereby it became the wholly owned subsidiary of Everest Re Group, Ltd. (the "Company"), a company organized under the laws of Bermuda and with its principal offices in Barbados. The new holding company structure is intended to provide the Company with an enhanced ability to compete by permitting it to take maximum advantage of favorable business, regulatory, tax and financing environments in Bermuda and Barbados.

         The holding company restructuring was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among Everest Re Holdings, the Company and Everest Re Merger Corporation, a Delaware corporation and wholly owned subsidiary of the Company. The Merger Agreement provided, among other things, for the merger of Everest Re Merger Corporation with and into Everest Re Holdings, with Everest Re Holdings as the surviving corporation. The stockholders of Everest Re Holdings approved the merger and restructuring at a special meeting of stockholders held on February 23, 2000.

         By virtue of the merger, Everest Re Holdings became a wholly owned subsidiary of the Company and each issued and outstanding share of common stock of Everest Re Holdings was automatically converted into one common share of the Company. As a result, each holder of common stock of Everest Re Holdings became the owner of the same number of common shares of the Company as the number of shares of Everest Re Holdings common stock owned by such stockholder prior to the merger. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's common shares are deemed to be registered under Section 12(b) of the Exchange Act. In addition, the Company has assumed all registration statements and reports filed by Everest Re Holdings under either the Exchange Act or the Securities Act of 1933, as amended.

         The Company's common shares will trade on the New York Stock Exchange under the trading symbol RE, the same trading symbol under which the common stock of Everest Re Holdings has traded since 1995. Because the Company's common shares will bear a new CUSIP number of G3223R 10 8, the Company's transfer agent will deliver to each Everest Re Holdings stockholder a transmittal form with instructions on how to exchange stock certificates of Everest Re Holdings for share certificates of the Company. In addition, pursuant to the terms of the Merger Agreement, each outstanding option to purchase shares of common stock of Everest Re Holdings has been converted into an option to purchase, on the same terms and conditions, an identical number of common shares of the Company.

ACQUISITION OF GIBRALTAR CASUALTY COMPANY

         On February 24, 2000, Everest Re Holdings signed a definitive agreement (the "Stock Purchase Agreement") to acquire Gibraltar Casualty Company ("Gibraltar") from The Prudential Insurance Company of America ("The Prudential").

         Gibraltar, one of the largest run-off property-casualty insurers in the United States, has a long relationship with Everest Re Holdings and its principal operating company, Everest Reinsurance Company ("Everest Re").
Gibraltar was formed in 1978 by Everest Re and wrote direct insurance until 1985, when it was placed in run off. In 1991, Gibraltar became a subsidiary of The Prudential. Gibraltar is also a reinsurer of Everest Re (all as detailed in filings that Everest Re Holdings has made with the Securities and Exchange Commission). Under a series of transactions dating to 1986, Gibraltar reinsured several components of Everest Re's business. In particular, in connection with The Prudential's initial public offering of Everest Re Holdings stock in 1995, Gibraltar provided stop-loss reinsurance protection for Everest Re's reserves, with $375 million in limits, $90 million of which remains available. The stop-loss and other reinsurance contracts between Gibraltar and Everest Re will remain in effect following the transaction.

         Gibraltar's insurance reserves have been strengthened by more than $200 million (before adjustments for paid losses) over the past 18 months, and stand at $525 million as of December 31, 1999. With performing assets and accrued income of $499 million and total assets of $697 million supporting its reserves, Gibraltar had GAAP stockholders' equity of approximately $49 million at December 31, 1999. In connection with the acquisition, The Prudential will provide reinsurance to Gibraltar covering 80% of the first $200 million of any adverse development of Gibraltar's reserves.

         The purchase price to be paid by Everest Re Holdings for Gibraltar is book value at closing, subject to certain adjustments. The acquisition is subject to regulatory approval and is expected to close in the second quarter of 2000.

SAFE HARBOR DISCLOSURE

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"), the Company sets forth below cautionary statements identifying important factors, among others, that in some cases have affected and that could cause its actual results to differ materially from those which might be projected, forecasted, or estimated in its forward-looking statements, as defined in the Act, made by or on behalf of the Company in press releases, written statements or documents filed with the Securities and Exchange Commission, or in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls. These cautionary statements supplement other factors contained in this report that could cause the Company's actual results to differ materially from those that might be projected, forecasted or estimated in its forward-looking statements.

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


         Such forward-looking statements may include, but are not limited to, projections of premium revenue, investment income, other revenue, losses, expenses, earnings (including earnings per share), cash flows, plans for future operations, common stockholders' equity (including book value per share), investments, financing needs, capital plans, dividends, plans relating to products or services of the Company, and estimates concerning the effects of litigation or other disputes, as well as assumptions for any of the foregoing and are generally expressed with words such as "believes," "estimates,"
"expects," "anticipates," "plans," "projects," "forecasts," "goals," "could have," "may have" and similar expressions. Undue reliance on any forward-looking statements should be avoided. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's results to differ materially from such forward-looking statements. In connection with the statements made in the Company's press release issued February 24, 2000 and filed as an exhibit hereto, such risks, uncertainties and other factors include, but are not limited to, the following:

         1. Changes in the level of competition in the domestic and international reinsurance or primary insurance markets that adversely affect the volume or profitability of the Company's reinsurance or insurance business. These changes include, but are not limited to, the intensification of price and contract terms competition, the entry of new competitors, consolidation in the reinsurance and insurance industry and the development of new products by new and existing competitors;

         2. Changes in the demand for reinsurance and insurance products of the type offered by the Company and its ceding insurer customers;

         3.   The ability of the Company to execute its strategies;

         4. Catastrophe losses in the Company's domestic or international reinsurance or insurance business;

         5. Adverse development on claim and claim expense liabilities related to business written in prior years, including, but not limited to, evolving case law and its effect on environmental, asbestos and other latent injury claims, changing government regulations, newly identified toxins, newly reported claims, new theories of liability, or new insurance and reinsurance contract interpretations;

         6. Greater than expected loss ratios on reinsurance or insurance written by the Company;

         7.   Changes  in  inflation  that  affect  the  profitability  of   the
Company's current reinsurance and insurance businesses or the adequacy of its claim and claim expense liabilities;

         8.   Changes in the Company's retrocessional arrangements;

         9. Lower than estimated retrocessional or reinsurance recoveries on losses, including, but not limited to, losses due to a decline in the creditworthiness of the Company's retrocessionaires or reinsurers;

         10. Changes in the reinsurance/retrocessional market impacting the Company's ability to cede risks above its desired level of retention.

         11. Changes in interest rates, increases in which cause a reduction in the market value of the Company's fixed income investment portfolio, and its common stockholders' equity, and decreases in which cause a reduction of income earned on new cash flow from operations as well as on the reinvestment of the proceeds from sales, calls or maturities of existing investments;

         12.  Decline in the value of the Company's common equity investments;

         13.  Changes in the composition of the Company's investment portfolio;

         14. Gains or losses related to changes in foreign currency exchange rates;

         15. Changes in the role of reinsurance brokers and the relationship of the Company with such brokers;

         16. Potential for Year 2000 claims under reinsurance and insurance contracts written by the Company;

         17. Adverse results in litigation matters, including, but not limited to, litigation related to environmental, asbestos and other potential mass tort claims;

         18.  Changes in the Company's capital needs;

         19.  Changes in the Company's ratings;

         20.  The  impact   of  current  and   future  regulatory  environments,
generally, and on the ability of the Company's subsidiaries to enter and exit reinsurance or insurance markets; and

         21. Changes in the commission or brokerage levels that competitors are willing to offer to ceding companies, brokers or agents.

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
         22. Adverse changes in tax treatment of the Company's business, including changes in tax treatment by the United States, Bermuda or Barbados or other regulatory or political organizations with jurisdiction or potential jurisdiction over the Company or its affiliates;

         23.  Inability  of the Company to  establish,  or  difficulties  in the
Company's   establishing  of,  Everest  Reinsurance  (Bermuda),  Ltd.  ("Everest
Bermuda");

         24. Lack of success by the Company and Everest Bermuda in launching their start-up operation in Bermuda;

         25. Changes in the regulatory environment or regulatory challenges that may restrict the ability of Everest Bermuda to conduct business;

         26. Inability of Everest Bermuda to arrange security to back its reinsurance;

         27.  Inability  of  Everest  Bermuda  to  execute  its   business  plan
because of Everest Re Group's inability to provide it financing or inability to provide it financing at an acceptable cost;

         28. Failure or inability to close the acquisition of Gibraltar on the terms agreed to in the Stock Purchase Agreement, or the need to materially alter the terms of that agreement prior to closing;

         29. With respect to Gibraltar, adverse development with respect to claim and claim expense liabilities, including, but not limited to, evolving case law and its effect on environmental, asbestos and other latent injury claims, changing government regulations, newly identified toxins, newly reported claims, new theories of liability, or new insurance and reinsurance contract interpretations, to extent that such adverse development exceeds recoveries available under reinsurance or retrocessional contracts;

         30. With respect to Gibraltar, shortfalls in anticipated investment income as a result of payment of claims and claim expenses at a rate faster than anticipated or inability to invest at expected investment returns;

         31. With respect to Gibraltar, inability to recover, or difficulties in recovering, under the indemnities provided by The Prudential as described in the Stock Purchase Agreement;

         32. With respect to Gibraltar, inability to negotiate an acceptable reinsurance transaction between Gibraltar and Everest Bermuda; and

         33. With respect to Gibraltar, failure of the acquisition to be accretive to the Company's reported earnings.

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


         In addition to the factors outlined above that are directly related to the Company's businesses, the Company is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, and the loss of key employees.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)           Exhibits

2.1 Agreement and Plan of Merger, dated as of September 17, 1999, by and among Everest Re Holdings, the Company and Everest Re Merger Corporation (incorporated by reference to Appendix A to the proxy statement/prospectus included in the Registration Statement on Form S-4 filed by the Company on September 17, 1999 (No. 333-87361)).

99.1          Press Release issued by the Company on February 24, 2000.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2000


                                           By:  /S/ Janet J. Burak
                                                ------------------------------
                                           Name:  Janet J. Burak
                                           Title: Senior Vice President, General
                                                   Counsel and Secretary


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
                                  EXHIBIT INDEX


EXHIBIT

NUMBER             DESCRIPTION OF DOCUMENT

2.1 Agreement and Plan of Merger, dated as of September 17, 1999, by and among Everest Re Holdings, the Company and Everest Re Merger Corporation (incorporated by reference to Appendix A to the proxy statement/prospectus included in the Registration Statement on Form S-4 filed by the Company on September 17, 1999 (No. 333-87361)).

99.1               Press Release issued by the Company on February 24, 2000.


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